United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-07360

Monetta Trust

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-5831

(address of principal executive offices)

Arthur Don Esq.

Greenberg, Traurig LLP

77 W. Wacker Drive Suite 3100

Chicago, IL 60601

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2011

Item 1.   Semi Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to

Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Orion/Monetta Intermediate Bond Fund 1-800-MONETTA www.monetta.com

Semi-Annual Report June 30, 2011

This Page Is Intentionally Left Blank

Dear Fellow Shareholders:	July 20, 2011

I am pleased to enclose the Fund’s semi-annual report for the six-month period ending June 30, 2011. Since year-end, the market, as measured by the Standard & Poor’s 500 Index, appreciated 6.01% with most of the advance occurring in the first quarter, rising 5.92%. The second quarter saw renewed market volatility for equity investors as they focused on the possibility of a Greek debt default and a “double dip” in the U.S. economy.

The fixed income markets, as measured by the Barclay’s Capital Intermediate Gov’t/Credit Bond Index, appreciated 2.47% for the six-month period ending June 30, 2011. Most of this gain occurred in the second quarter, up 2.12%, as the Federal Reserve indicated a desire to keep rates low for “an extended period,” reaffirming its commitment to bolster economic growth.

Global economic growth was subdued in the first half of the year due to the natural disaster in Japan and renewed fears of European debt defaults. Domestically, concerns surrounding the end of the Federal Reserve’s quantitative easing policy, over burdened government debt levels, and issues surrounding the raising of the government borrowing debt ceiling dampened investors’ enthusiasm for equities.

Second Half Outlook

Despite a plethora of concerns such as a weak housing market, high unemployment rates, higher oil prices and worldwide debt problems, we continue to find attractive investment opportunities that we believe mitigate these risks. Corporate balance sheets are very strong and earnings continue to post healthy gains. Many multinational corporations are benefiting from the strong growth in emerging economies including China, India and Brazil. We continue to believe that high quality growth companies and intermediate term, investment grade bonds are the most attractive investments to generate solid long-term returns. Current valuations appear to be commensurate with an economic “soft patch” that we are experiencing today. We are encouraged by the fact that required austerity measures (worldwide) are highly visible and gradually being addressed, which we believe long-term will be very positive in enhancing future valuation levels.

We are dedicated to helping our shareholders achieve their long-term investment goals. We appreciate that you have entrusted us with your assets and promise to do our very best to enhance long-term investment returns.

Thank you for being a valued shareholder.

Robert S. Bacarella

President, Founder and Portfolio Manager

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Orion/Monetta Intermediate Bond Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	14
Orion /Monetta Intermediate Bond Fund	16

Financial Statements
Statements of Assets & Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22

Directors/Trustees & Officers	31

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which could significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the six months ended June 30, 2011, the Funds did not participate in IPO’s.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended June 30, 2011, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 08/11.

Monetta Fund	Period ended June 30, 2011
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$45.3 billion	$53.26 million
PERFORMANCE:	Average Annual Total Return	$15,388
1 Year	5 Year	10 Year
Monetta Fund	34.39%	5.28%	4.41%	$13,125
S&P 500 Index*	30.68%	2.95%	2.72%
Total Annual Operating Expenses - Gross** 1.79%

*Source Lipper
**Source Prospectus dated April 30, 2011. Expense Ratio of 1.79% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 27.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnotes on Pages 4 and 5.
Portfolio Weightings	Top 5 Equity Stock Holdings:
Information Technology	27.3%	% of Net Assets
Consumer Discretionary	22.2%	Apple, Inc.	3.78%
Industrials	20.2%	AMR Corp.	3.29%
Health Care	9.2%	Google Inc.	2.85%
Energy	8.5%	Qualcomm Inc.	2.77%
Materials	6.1%	Mastercard Inc.	2.66%
Financials	4.5%	Total Top 5 Equity Holdings	15.35%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.
Commentary

For the six-month period ending June 30, 2011, the Fund gained 1.77% versus a 6.01% return for the S&P 500 Index. For the one-year period ending June 30, 2011, the Fund was up 34.39%, surpassing the 30.68% return of its benchmark, the S&P 500 Index.

The Fund’s performance variance since year-end was primarily due to the Fund’s weighting in the transportation, financial, and housing sectors of the market. These sectors lagged due to increasing investor concerns that the U.S. recovery had stalled, increasing the possibility of a double-dip economic slow down. Hindering performance were the holdings in the AMR Corporation, Ford Motor Company and Bank of America, representing 3.29%, 1.94% and 2.06% of the June 30, 2011 portfolio.

The best performing sectors included healthcare, energy, and industrials. Specifically, the Fund’s top performing holdings included MasterCard, Inc., Wynn Resorts Ltd. and United Health Group, Inc., representing 2.66%, 1.62% and 1.94% respectively of the June 30, 2011 portfolio.

New purchases since year-end included Polypore International, a developer of polymer based membranes for energy and healthcare markets, Southwest Energy Co., an oil exploration company, and Praxair Inc., a manufacturer of atmospheric gases, representing 1.21%, 1.29% and 1.02% respectively of the June 30, 2011 portfolio.

Although U.S. economic growth in the first half was subdued, we expect improvements in the second half as corporate balance sheets are strong and earnings continue to post healthy gains. We view market fluctuations as opportunities to consolidate into our stronger company holdings and/or invest in new growth opportunities that demonstrate improving earnings prospects and sustainable sales growth.

Monetta Young Investor Fund	Period ended June 30, 2011
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$44.9 billion	$18.03 million
PERFORMANCE:	Average Annual Total Return	$14,901
Since Inception
1 year	3 year	12/12/2006	$10,361
Young Investor Fund	34.59%	17.01%	9.19%
S&P 500 Index*	30.68%	3.34%	0.68%
Total Annual Operating Expenses - Net** 1.06% Total Annual Operating Expenses - Gross** 2.11%
* Source Lipper

**Source Prospectus dated April 30, 2011. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2013. Net Expense Ratio of 1.06% includes Acquired Fund Fees and Expenses of 0.06%.  For the Fund's current Expense Ratio, please refer to Page 28.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to footnotes on Pages 4 and 5.
Portfolio Weightings	Top 5 Equity Stock Holdings:
Exchange Traded Funds	49.5%	% of Net Assets
Consumer Discretionary	24.2%	McDonald's Corp.	3.28%
Industrials	10.9%	Walt Disney Co.	3.25%
Information Technology	8.9%	Amazon.com Inc.	2.27%
Consumer Staples	3.2%	AMR Corp.	2.10%
Financials	1.7%	Apple Inc.	1.86%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.	Total Top 5 Equity Stock Holdings	12.76%
Commentary

The Monetta Young Investor Fund, for the six-month period ending June 30, 2011, gained 4.93% versus a 6.01% return of its benchmark, S&P 500 Index. For the one-year period ended June 30, 2011 the Fund was up 34.59% versus a 30.68% return of the S&P 500 Index.

The return variance relative to the Index since year-end was primarily due to the Fund’s holdings in AMR Corporation and Ford Motor Company representing 2.10% and 1.53% at June 30, 2011. The transportation sector lagged the general market uptrend primarily due to concerns surrounding a sluggish U.S. economic recovery. On the positive side, the Fund’s best performing holdings included the companies in the consumer discretionary sector such as Ulta Salon Cosmetics Fragrance, Inc., Crocs, Inc., and Green Mountain Coffee Roasters, representing 1.08%, 1.43% and 1.49% of the June 30, 2011 portfolio.

Since year-end, we realized gains by selling the holdings in Panera Bread Company, General Electric, and Starbuck’s Corporation. New purchases included Bed Bath & Beyond Inc., Stanley Black & Decker, Inc., and Whole Foods Market, Inc. representing 0.97%, 0.80% and 1.76% of the June 30, 2011 portfolio.

As we enter the second half of the year, a major focus for investors is the degree to which the U.S. economy will recover. Of equal concern are the political issues over the raising of the Government debt ceiling and the corresponding entitlement spending cuts required to reduce the deficit.

We do not believe we are headed toward negative economic growth but rather a period of very gradual but uneven pattern of growth. Although government balance sheets are over burdened with debt, corporate balance sheets are strong and earnings continue to post healthy gains. We continue to believe that security valuations, especially in the consumer discretionary group, offer attractive long-term investment returns.

Monetta Mid-Cap Equity Fund			Period ended June 30, 2011
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$8 billion		$4.10 million
PERFORMANCE:	Average Annual Total Return			$21,462
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	34.03%	4.42%	2.10%
S&P 400 Mid-Cap Index*	39.38%	6.60%	7.94%	$12,314
Total Annual Operating Expenses - Gross** 2.98%
*Source Lipper
**Source Prospectus dated April 30, 2011. Expense Ratio of 2.98% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund's current Expense Ratio, please refer to Page 29.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnotes on Pages 4 and 5.
Portfolio Weightings			Top 5 Equity Holdings:
Consumer Discretionary		30.0%		% of Net Assets
Information Technology		25.6%	Dollar Tree, Inc.	5.04%
Health Care		14.7%	Hansen Natural Corp.	4.94%
Consumer Staples		9.7%	Techne Corporation	4.89%
Materials		7.6%	Green Mountain Coffee	4.80%
Energy		6.3%	Cerner Corporation	4.48%
Industrials		5.9%	Total Top 5 Equity Holdings	24.15%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.
Commentary

The Monetta Mid-Cap Fund finished the six-month period ending June 30, 2011 up 2.80%. This return lagged its benchmark, the S&P 400 Mid-Cap Index, which was up 8.56%. For the one-year period ending June 30, 2011 the Fund gained 34.03% versus the 39.38% return of its benchmark Index. The difference in performance during the first half of this year was mainly due to the Fund’s heavy weighting in the information technology sector. Specifically, companies, such as Akamai Technologies Inc., Monster Worldwide, Inc., and Acme Packet, Inc. hampered the Fund’s performance – all of which were sold prior to June 30, 2011. In addition, the Fund was hurt by the overall decline in the financial sector, which represented 11.3% of the Fund’s net assets as of December 31, 2010. Stocks such as Genworth Financial, Inc. (CL A), Comerica, Inc., and Lazard Ltd. underperformed the market and kept the Fund at bay. These stocks, and others that did not meet our expectations, were sold prior to June 30, 2011.

While the technology and financial sectors were the trouble areas of the Fund, the consumer discretionary sector was its shining star. Specifically, the Fund benefited from holdings in Green Mountain Coffee Roasters, Fossil Inc., Priceline.com Inc., and Dollar Tree Inc., representing 4.80%, 4.02%, 3.75%, and 5.04% respectively, of June 30, 2011 total net assets.

We have made several changes to the Fund’s holdings to get it back on track. We believe the technology sector will be a leader in the second half of the year and we consolidated our holdings into our favorite names. At June 30, 2011, the technology sector represented 25.6% of the portfolio. We continue to believe the consumer discretionary sector will be a market leading sector and have substantially increased our exposure to the sector from 12.1% to 30.0% as of June 30, 2011. We do not have the same enthusiasm for the financial or housing sectors and will stay on the sidelines until we see signs that economic growth is sustainable.

We continue to monitor the Fund’s holdings and look for opportunities, throughout all sectors, to meet the Fund’s long-term objective by investing primarily in mid-cap growth companies that we believe offer above-average long term growth potential.

Orion/Monetta Intermediate Bond Fund				Period ended June 30, 2011
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	2.91%		4.31 Years	$10.49 million
PERFORMANCE:	Average Annual Total Return			$16,835
	1 Year	5 Year	10 Year	$15,746
Orion/Monetta Intermediate Bond Fund	5.29%	6.08%	4.65%

Barclay’s Capital Intermediate Gov’t/Credit Bond Index*	3.77%	6.08%	5.35%
Total Annual Operating Expenses - Gross** 1.58%
*Source Lipper
**Source Prospectus dated April 30, 2011. Expense Ratio of 1.58% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The Barclay’s Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody's are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments.  Typically, AAA is the highest rating and D is the lowest. Please refer to footnotes on Pages 4 and 5.

Portfolio Composition		Maturity Profile:
				% of Net Assets
			1 Year or Less	5.32%
			1-3 Years	26.37%
			3-6 Years	45.69%
			6-10 Years	22.62%
			Over 10 Years	0.00%
			Total	100.00%
(A) Net of other assets and liabilities.
Commentary

The Intermediate Bond Fund, for the six-month period ending June 30, 2011, gained 3.01% versus its benchmark, Barclay’s Capital Intermediate Gov’t/Credit Bond Index, return of 2.47%. For the one-year period ending June 30, 2011 the Fund was up 5.29% exceeding the 3.77% return of its benchmark index.

Since year-end the positive performance variance was primarily due to the Fund’s short duration, emphasis on high quality corporate bond holdings, and underweighting in the high yield bond sector.

During the first half, the Fund’s average duration declined from 4.16 years to 3.61 years at June 30, 2011. Issue weightings in the 6-10 year maturity sector were reduced from 34.20% to 22.62% while the 1-3 year sector increased to 26.37% from 16.24%. The Fund’s average weighted coupon rate increased from 6.27% to 6.58%. New purchases since year-end included Chesapeake Energy Corporation 9.50% due 2/15/15 and Hartford Financial Service Group 4.00% due 3/30/15 representing 5.56% and 3.20% of the June 30, 2011 portfolio.

As we enter the second half of 2011 we expect an economy that will gradually improve as housing remains sluggish, unemployment stays high and higher oil prices hamper growth. Despite the end of QE2, the Federal Reserve has indicated a policy to keep rates low for “an extended period” reaffirming our commitment to a high quality, low duration investment portfolio. We continue to favor corporate bonds over mortgages and treasury issues. We believe the Fund is strategically positioned to minimize portfolio volatility while providing a reinvestment opportunity in the event that interest rates begin to trend higher.

Disclosure of Fund Expenses	June 30, 2011

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2011 - June 30, 2011.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 1/1/11	ENDING ACCOUNT VALUE 6/30/11	EXPENSES PAID DURING PERIOD* 1/1/11-6/30/11	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000	$ 1,017.70	$ 7.80	1.56%
Young Investor Fund	1,000	1,049.30	5.08	1.00%(a)
Mid-Cap Equity Fund	1,000	1,028.00	11.87	2.36%
Orion/Monetta Intermediate Bond Fund	1,000	1,030.10	7.90	1.57%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000	$ 1,017.06	$ 7.80	1.56%
Young Investor Fund	1,000	1,019.84	5.01	1.00%(a)
Mid-Cap Equity Fund	1,000	1,013.09	11.78	2.36%
Orion/Monetta Intermediate Bond Fund	1,000	1,017.01	7.85	1.57%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2013.

Schedule of Investments (Unaudited)			June 30, 2011
Monetta Fund
COMMON STOCKS - 98.0%		VALUE			VALUE
NUMBER OF SHARES			NUMBER OF SHARES
Consumer Discretionary - 22.2%			Financials - 4.5%
Automobiles & Components - 3.8%			Diversified Financials - 4.5%
*75,000	Ford Motor Co.	$1,034,250	100,000	Bank of America Corp.	$1,096,000
12,000	Johnson Controls, Inc.	499,920	*2,200	Blackrock, Inc.	421,982
20,000	Titan International, Inc.	485,200	*22,000	JPMorgan Chase & Co.	900,680
		2,019,370			2,418,662
Consumer Durables & Apparel - 5.8%
*50,000	D.R. Horton, Inc.	576,000	Health Care - 9.2%
*40,000	Lennar Corp. - CL A	726,000	Health Care Equipment & Services - 6.6%
*90,000	PulteGroup, Inc.	689,400	*10,000	Cerner Corp.	611,100
*18,000	SodaStream Int'l Ltd.	1,094,580	*6,000	Edwards Lifesciences Corp.	523,080
		3,085,980	*1,500	Intuitive Surgical, Inc.	558,165
Consumer Services - 7.2%			*10,000	Medtronic, Inc.	385,300
*2,500	Chipotle Mexican Grill, Inc. - CL A	770,475	7,000	Stryker Corp.	410,830
*35,000	Krispy Kreme Doughnuts, Inc.	332,850	20,000	UnitedHealth Group, Inc.	1,031,600
*23,000	Las Vegas Sands Corp.	970,830			3,520,075
*67,000	MGM Resorts Int'l.	885,070
6,000	Wynn Resorts Ltd.	861,240	Pharmaceuticals & Biotechnology - 2.6%
		3,820,465	10,000	Perrigo Co.	878,700
Media - 1.0%			*8,000	Thermo Fisher Scientific, Inc.	515,120
*250,000	Sirius XM Radio, Inc.	547,500			1,393,820

Retailing - 4.4%			Industrials - 20.2%
*5,000	Amazon.com, Inc.	1,022,450	Capital Goods - 14.5%
*8,000	Dollar Tree, Inc.	532,960	*12,000	Caterpillar, Inc.	1,277,520
*1,500	Priceline.com, Inc.	767,895	14,000	Chicago Bridge & Iron	544,600
		2,323,305	7,000	Cummins, Inc.	724,430
			8,000	Deere & Co.	659,600
Energy - 8.5%			20,000	Fastenal Co.	719,800
Energy - 8.5%			10,000	Fluor Corp.	646,600
7,000	Anadarko Petroleum Corp.	537,320	*15,000	General Cable Corp.	638,700
20,000	Halliburton Co.	1,020,000	5,000	Joy Global, Inc.	476,200
5,000	National Oilwell Varco, Inc.	391,050	10,000	Pall Corp.	562,300
10,000	Peabody Energy Corp.	589,100	5,000	Parker-Hannifin Corp.	448,700
12,000	Range Resources Corp.	666,000	3,200	Precision Castparts Corp.	526,880
*16,000	Southwestern Energy Co.	686,080	10,000	Timken Co.	504,000
*10,000	Transocean Ltd.	645,600			7,729,330
		4,535,150
			Transportation - 5.7%
			*325,000	AMR Corp.	1,755,000
			*88,000	Delta Air Lines, Inc.	806,960
			8,000	Ryder System, Inc.	454,800
					3,016,760

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)		June 30, 2011
Monetta Fund (Cont’d)
		VALUE			VALUE
NUMBER OF SHARES			NUMBER OF SHARES
Information Technology - 27.3%			Mutual Funds - 1.4%
Semiconductors and Semiconductor Equipment - 0.8%			NUMBER OF SHARES
*13,000	OmniVision Technologies	$ 452,530	750,241	AIM Liquid Assets Portfolio - Institutional Class	$ 750,241

Software & Services - 16.1%			Total Mutual Funds		750,241
*9,000	Baidu, Inc. ADR (b)	1,261,170	(Cost $750,241) (a)
*12,000	Check Point Software	682,200
*10,000	Cognizant Tech Solutions	733,400	Total Investments - 99.4%		52,957,211
*3,000	Google, Inc.	1,519,140	(Cost $45,076,838) (a)
*4,700	Mastercard, Inc.	1,416,298
8,000	MercadoLibre, Inc.	634,720	Other Net Assets Less Liabilities - 0.6%		300,601
*12,000	Oracle Corp.	394,920
*14,000	SXC Health Solutions Corp.	824,880	Net Assets - 100%		$53,257,812
*4,000	Salesforce.com, Inc.	595,920
*25,000	Symantec Corp.	493,000
		8,555,648

(a) Cost for book and tax purposes is $45,076,838; the aggregate gross unrealized appreciation is $9,392,619 and aggregate gross unrealized depreciation is $1,512,246, resulting in net unrealized appreciation of $7,880,373.

(b) American Depository Receipt (ADR).

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Technology Hardware & Equipment - 10.4%
*6,000	Apple, Inc.	2,014,020
*7,000	F5 Networks, Inc.	771,750
*12,000	NetApp, Inc.	633,360
*10,000	Polycom, Inc.	643,000
26,000	Qualcomm, Inc.	1,476,540
		5,538,670

Materials - 6.1%
Materials - 6.1%
7,500	Cliffs Natural Resources, Inc.	693,375
17,000	Freeport-McMoRan Copper	899,300
18,000	Nucor Corp.	741,960
*5,500	Polypore International, Inc.	373,120
5,000	Praxair, Inc.	541,950
		3,249,705

Total Common Stocks		52,206,970
(Cost $44,326,597) (a)

Schedule of Investments (Unaudited)		June 30, 2011
Monetta Young Investor Fund
COMMON STOCKS – 48.9%	VALUE				VALUE
NUMBER OF SHARES			NUMBER OF SHARES
Consumer Discretionary - 24.2%			Industrials - 10.9%
Automobiles & Components - 1.5%			Capital Goods - 6.6%
*20,000	Ford Motor Co.	$275,800	*2,000	Caterpillar, Inc.	$212,920
			3,000	Deere & Co.	247,350
Consumer Durables & Apparel - 4.5%			4,000	Eaton Corp.	205,800
*10,000	Crocs, Inc.	257,500	2,000	Goodrich Corp.	191,000
2,300	Nike, Inc. - CL B	206,954	2,000	Stanley Black & Decker, Inc.	144,100
*1,200	Polaris Industries, Inc.	133,404	1,200	W.W. Grainger, Inc.	184,380
*3,500	SodaStream Int'l Ltd.	212,835			1,185,550
		810,693
			Transportation - 4.3%
Consumer Services - 6.1%			*70,000	AMR Corp.	378,000
*900	Chipotle Mexican Grill, Inc. - CL A	277,371	*10,000	Avis Budget Group, Inc.	170,900
*25,000	Krispy Kreme Doughnuts, Inc.	237,750	*10,000	United Continental Hldg, Inc.	226,300
7,000	McDonald's Corp.	590,240			775,200
		1,105,361
			Information Technology – 8.9%
Media - 4.5%			Software & Services - 5.8%
*100,000	Sirius XM Radio, Inc.	219,000	*8,000	eBay, Inc.	258,160
*15,000	Walt Disney Co.	585,600	*550	Google, Inc.	278,509
		804,600	1,000	IBM Corp.	171,550
			*1,100	Mastercard, Inc.	331,474
Retailing - 7.6%					1,039,693
*2,000	Amazon.com, Inc.	408,980
*3,000	Bed Bath & Beyond, Inc.	175,110	Technology Hardware & Equipment - 3.1%
*5,000	Dollar Tree, Inc.	333,100	*1,000	Apple, Inc.	335,670
7,000	Home Depot, Inc.	253,540	4,000	Qualcomm, Inc.	227,160
*3,000	Ulta Salon Cosmetics & Fragrance, Inc.	193,740			562,830
		1,364,470

Consumer Staples - 3.2%			Total Common Stocks		8,816,277
Food & Staples Retailing - 1.7%			(Cost $7,829,234) (a)
5,000	Whole Foods Market, Inc.	317,250

Food Beverage & Tobacco - 1.5%
*3,000	Green Mountain Coffee	267,780

Financials - 1.7%
Diversified Financials - 1.7%
*7,500	JPMorgan Chase & Co	307,050

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)			June 30, 2011
Monetta Young Investor Fund (Cont’d)			Monetta Mid-Cap Equity Fund
Exchange Traded Funds - 49.5%		VALUE	COMMON STOCKS – 99.8%		VALUE
NUMBER OF SHARES			NUMBER OF SHARES
15,000	Vanguard Large-Cap ETF	$ 908,850	Consumer Discretionary - 30.0%
14,000	Vanguard Growth ETF	905,660	Automobiles & Components - 2.8%
16,000	Vanguard Value ETF	896,800	*1,400	BorgWarner, Inc.	$ 113,106
11,500	iShares Trust S&P 100	675,510
15,000	Vanguard S&P 500 ETF	905,100	Consumer Durables & Apparel - 8.5%
17,000	SPDR S&P 500 ETF Trust	2,243,490	*1,400	Fossil, Inc.	164,808
17,000	iShares S&P 500 Index	2,251,140	*3,000	SodaStream Int'l Ltd.	182,430
2,000	iShares S&P 500 Growth	138,960			347,238

Total Exchange Traded Funds		8,925,510	Consumer Services - 6.7%
(Cost $7,995,137) (a)			*800	Panera Bread Co.	100,528
			*2,200	Six Flags Entertainment Corp.	82,390
Mutual Funds - 1.4%			*1,200	Weight Watchers Intl.	90,564
NUMBER OF SHARES					273,482
249,512	AIM Liquid Assets Portfolio - Institutional Class	249,512
			Retailing - 12.0%
			*3,100	Dollar Tree, Inc.	206,522
Total Mutual Funds		249,512	*500	Netflix, Inc.	131,345
(Cost $249,512) (a)			*300	Priceline.com, Inc.	153,579
					491,446

Total Investments - 99.8%		17,991,299	Consumer Staples - 9.7%
(Cost $16,073,883) (a)			Food Beverage & Tobacco - 9.7%
			*2,200	Green Mountain Coffee	196,372
Other Net Assets Less Liabilities - 0.2%		38,664	*2,500	Hansen Natural Corp.	202,375
					398,747
Net Assets - 100%		$18,029,963
			Energy - 6.3%
			Energy - 6.3%
			500	Carbo Ceramics, Inc.	81,475
			1,000	Core Laboratories N.V	111,540
			1,600	Oceaneering Int'l.	64,800
(a) Cost for book and tax purposes is $16,073,883; the aggregate gross unrealized appreciation is $2,097,966 and aggregate gross unrealized depreciation is $180,550, resulting in net unrealized appreciation of $1,917,416. * Non-income producing security. The accompanying notes are an integral part of these financial statements.					257,815

			Health Care - 14.7%
			Health Care Equipment & Services - 4.5%
			*3,000	Cerner Corp.	183,330

			Pharmaceuticals & Biotechnology - 10.2%
			*2,800	Alexion Pharmaceuticals	131,684
			1,000	Perrigo Co.	87,870
			2,400	Techne Corp.	200,088
					419,642

Schedule of Investments (Unaudited)		June 30, 2011
Monetta Mid-Cap Equity Fund (Cont’d)
		VALUE		VALUE
NUMBER OF SHARES			NUMBER OF SHARES
Industrials - 5.9%			Mutual Funds - 2.6%
Capital Goods - 5.9%			104,922	AIM Liquid Assets Portfolio - Institutional Class	$104,922
3,500	Ametek, Inc.	$ 157,150
2,400	Fastenal Co.	86,376
		243,526	Total Mutual Funds		104,922
			(Cost $104,922) (a)
Information Technology - 25.6%
Software & Services - 17.7%			Total Investments - 102.4%		4,193,807
*800	Alliance Data Systems Corp.	75,256	(Cost $3,669,971) (a)
*3,000	Check Point Software	170,550
*3,000	Informatica Corp.	175,290	Other Net Assets Less Liabilities - (2.4%)		(98,899)
*1,800	Red Hat, Inc.	82,620
*2,400	SXC Health Solutions Corp.	141,408	Net Assets - 100%		$4,094,908
*1,300	Teradata Corp.	78,260
		723,384

Technology Hardware & Equipment - 7.9%
*1,300	F5 Networks, Inc.	143,325
*2,800	Polycom, Inc.	180,040
		323,365

Materials - 7.6%

(a) Cost for book and tax purposes is $3,669,971; the aggregate gross unrealized appreciation is $535,561 and aggregate gross unrealized depreciation is $11,725, resulting in net unrealized appreciation of $523,836.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Materials - 7.6%
3,900	Ball Corp.	149,994
*1,000	Polypore International, Inc.	67,840
*4,200	Solutia, Inc.	95,970
		313,804

Total Common Stocks		4,088,885
(Cost $3,565,049) (a)

Schedule of Investments (Unaudited)		June 30, 2011
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS - 97.5%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Basic Materials - 2.7%
Chemicals - 2.7%
250,000	E.I. Du Pont DE Nemour - 5.750%	03/15/19	$286,291

Communications - 3.8%
Telecommunications - 3.8%
100,000	AT&T Corporate SR Notes - 7.300%	11/15/11	102,431
275,000	Verizon Florida LLC - 6.125%	01/15/13	295,318
			397,749

Consumer-Cyclical - 2.1%
Retail - 2.1%
100,000	McDonald's Corp. - 4.125%	06/01/13	106,427
100,000	Wal-mart Stores Inc. - 4.500%	07/01/15	110,170
			216,597

Consumer-Non-Cyclical - 19.7%
Beverages - 3.2%
200,000	Diageo Finance BV - 5.300%	10/28/15	225,959
100,000	Pepsico Inc. - 3.100%	01/15/15	105,056
			331,015
Commercial Services - 2.5%
236,000	Western Union Co. - 5.930%	10/01/16	267,158

Cosmetics/Personal Care - 1.1%
100,000	Proctor & Gamble Co. - 4.850%	12/15/15	112,695

Food - 5.1%
225,000	Dean Foods Co. - 7.000%	06/01/16	223,875
100,000	Hershey Company - 5.000%	04/01/13	107,010
200,000	Smithfield Foods Inc. - 7.750%	07/01/17	208,500
			539,385
Healthcare-Services - 3.3%
300,000	WellPoint Inc - 5.875%	06/15/17	343,432

Pharmaceuticals - 4.5%
100,000	Eli Lilly & Co. - 3.550%	03/06/12	102,203
150,000	Merck & Co. Inc. - 4.000%	06/30/15	162,496
100,000	Novartis Capital Corp. - 4.125%	02/10/14	107,836
100,000	Pfizer, Inc. - 4.450%	03/15/12	102,867
			475,402

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)		June 30, 2011
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Energy - 8.9%
Oil, Gas and Services – 7.9%
235,000	Allis-Chalmers Energy Inc. - 9.000%	01/15/14	$ 240,581
500,000	Chesapeake Energy Corp. - 9.500%	02/15/15	582,500
			823,081
Pipelines – 1.0%
100,000	Kinder Morgan, Inc. – 5.150%	03/01/15	105,000

Financial - 53.3%
Banks – 9.6%
645,000	Bank of America - 10.200%	07/15/15	780,497
100,000	JPMorgan Chase & Co. - 5.250%	05/01/15	108,051
111,000	Unionbancal Corp. - 5.250%	12/16/13	120,606
			1,009,154
Diversified Financial Services - 20.5%
250,000	American Express -7.000%	03/19/18	294,612
250,000	TD Ameritrade Holding Co. - 4.150%	12/01/14	264,924
156,000	Blackrock Inc. - 3.500%	12/10/14	164,536
282,000	Caterpillar Financial Services Corp. - 7.150%	02/15/19	348,455
173,000	CME Group Inc. - 5.750%	02/15/14	192,277
200,000	E*Trade Financial Corp. – 7.875%	12/01/15	202,000
500,000	General Electric Capital Corp. - 5.650%	06/09/14	551,816
125,000	National Rural Utilities Corp. - 4.500%	03/15/12	127,936
			2,146,556
Insurance – 22.2%
200,000	American Intl. Group - 5.600%	10/18/16	209,595
100,000	Berkshire Hathaway Finance Corp. - 4.600%	05/15/13	106,726
325,000	Hartford Financial Services Group - 4.000%	03/30/15	335,317
500,000	Protective Life Corp. - 7.375%	10/15/19	569,365
389,000	Protective Life Secured Trusts - 5.450%	09/28/12	406,580
560,000	Torchmark Corp. - 9.250%	06/15/19	701,346
			2,328,929
Investment Banker/Broker – 1.0%
100,000	Raymond James Financial – 4.250%	04/15/16	103,347

Industrial - 3.4%
Aerospace/Defense - 2.1%
200,000	General Dynamics Corp - 5.250%	02/01/14	221,640

The accompanying notes are an integral part of these financial statement.

Schedule of Investments (Unaudited)		June 30, 2011
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Packaging & Containers - 1.3%
150,000	Solo Cup Company - 8.500%	02/15/14	$ 140,625

Technology - 1.1%
Computers - 1.1%
100,000	Dell Inc. - 5.625%	04/15/14	111,292

Utilities – 2.5%
Electric – 2.5%
290,000	Edison Mission Energy - 7.750%	06/15/16	262,450

Total Corporate Bonds			10,221,798
(Cost $9,746,666)(a)

Mutual Funds – 0.9%
NUMBER OF SHARES
93,737	AIM Liquid Asset Portfolio-
	Institutional Class		93,737

Total Mutual Funds			93,737
(Cost $93,737)(a)

Total Investments – 98.4%			10,315,535
(Cost $9,840,403)(a)

Other Net Assets Less Liabilities – 1.6%			170,375

Net Assets - 100%			10,485,910

(a) Cost for book and tax purposes is $9,840,403; the aggregate gross unrealized appreciation is $510,739 and the aggregate gross unrealized depreciation is $35,607, resulting in net unrealized appreciation of $475,132.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (In Thousands, Except Per Share)		June 30, 2011 (Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund
Assets:
Investments at market value, (cost: $45,077; $16,074; $3,670; $9,841)	$52,957	$17,991	$4,194	$10,316
Cash	0	13	(a)	0
Receivables:
Interest and dividends	15	14	(a)	154
Investments sold	985	0	87	0
Fund shares sold	0	11	0	55
Other assets	22	36	13	13
Total Assets	53,979	18,065	4,294	10,538

Liabilities:
Payables:
Bank Overdraft	33	0	0	22
Investment advisory fees (Note 2)	40	8	2	3
Distribution and service charges payable	0	7	7	3
Investments purchased	567	0	168	0
Fund shares redeemed	0	0	1	0
Accrued expenses	81	20	21	24
Total Liabilities	721	35	199	52
Net Assets	53,258	18,030	4,095	10,486

Analysis of net assets:
Paid in capital (b)	45,454	15,774	3,801	9,784
Accumulated undistributed net investment income (loss)	(252)	34	(81)	7
Accumulated undistributed net realized gain (loss)	176	305	(149)	220
Net unrealized appreciation (depreciation) on investments	7,880	1,917	524	475
Net Assets	$53,258	$18,030	$4,095	$10,486

Shares of capital stock	3,300
Shares of beneficial interest issued outstanding		1,303	399	977
Net asset value, offering price and redemption price per share	$16.14	$13.84	$10.28	$10.73

(a) Rounds to less than $1,000.

(b) Monetta Fund - $33 of $.01 par value and $45,421 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements of Operations (In Thousands)				For The Six Month Period Ended June 30, 2011 (Unaudited)
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$0	$0	$0	$253
Dividend	170	123	10	(a)
Miscellaneous Income	0	0	0	0
Total investment Income	170	123	10	253
Expenses:
Investment advisory fee (Note 2)	258	49	29	18
Distribution expense (Note 6)	0	22	10	13
Accounting expense	15	10	10	10
Admin/Compliance expense	27	13	12	12
Custodial fees and bank cash management fee	8	3	3	2
State registration	12	9	9	9
Transfer and shareholder servicing agent fee	63	15	11	9
Audit/Tax	19	5	6	7
Legal	17	5	3	4
Printing	9	1	1	1
Other	9	4	2	2
Total expenses	437	136	96	87
Expenses waived/reimbursed	0	(41)	0	0
Fees paid indirectly (Note 7)	(15)	(6)	(5)	(5)
Expenses net of waived/reimbursed expenses and fees paid indirectly	422	89	91	82
Net investment income (loss)	(252)	34	(81)	171
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments:
Proceeds from sales	36,338	6,228	14,058	3,128
Cost of securities sold	33,091	6,106	13,385	3,041
Net realized gain (loss) on investments	3,247	122	673	87
Gains from class action lawsuits	(a)	1	5	41
Total net realized gain (loss) on investments	3,247	123	678	128
Net unrealized appreciation (depreciation) on investments:
Beginning of period	9,897	1,324	908	468
End of period	7,880	1,917	524	475
Net change in net unrealized appreciation (depreciation) on investments during the period	(2,017)	593	(384)	7
Net realized and unrealized gain (loss) on investments	1,230	716	294	135
Net increase (decrease) in net assets from operations	$978	$750	$213	$306

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)		For The Six Month Period Ended June 30, 2011 (Unaudited) And Year Ended December 31, 2010
	Monetta Fund		Young Investor Fund		Mid-Cap Equity Fund		Orion/Monetta Intermediate Bond Fund
	2011	2010	2011	2010	2011	2010	2011	2010
From investment activities:

Operations:
Net investment income (loss)	$(252)	$(478)	$34	$49	$(81)	$(112)	$171	$389
Net realized gain (loss) on investments	3,247	6,535	123	390	678	1,487	128	446
Net change in net unrealized appreciation (depreciation) on investments during the period	(2,017)	4,416	593	1,213	(384)	81	7	(106)
Net increase (decrease) in net assets from operations	978	10,473	750	1,652	213	1,456	306	729
Distribution from net investment income	0	0	0	(49)	0	0	(164)	(389)
Distribution from short-term capital gains, net	0	0	0	(198)	0	0	0	0
Distribution from net realized gains	0	0	0	(26)	0	0	0	(65)

Increase (decrease) in net assets from investment activities	978	10,473	750	1,379	213	1,456	142	275

From capital transactions (Note 4):

Proceeds from shares sold	508	2,372	8,985	14,535	615	4,132	1,920	2,775
Net asset value of shares issued through dividend reinvestment	0	0	0	264	0	0	55	173
Cost of shares redeemed	(3,045)	(4,951)	(6,615)	(2,619)	(5,078)	(689)	(2,538)	(3,246)

Increase (decrease) in net assets from capital transactions	(2,537)	(2,579)	2,370	12,180	(4,463)	3,443	(563)	(298)

Total increase (decrease) in net assets	(1,559)	7,894	3,120	13,559	(4,250)	4,899	(421)	(23)

Net assets at beginning of period	54,817	46,923	14,910	1,351	8,345	3,446	10,907	10,930

Net assets at end of period	$53,258	$54,817	$18,030	$14,910	$4,095	$8,345	$10,486	$10,907

Accumulated undistributed net investment income	$0	$0	$34	$(a)	$0	$0	$7	$(a)

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	June 30, 2011

1.  SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have above average growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated   at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

Notes To Financial Statements	June 30, 2011

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards, as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2010, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2012			$3,355
2016	$810,527		$671,399
2017	$2,241,956		$50,398
Total	$3,052,483	$ 0	$725,152	$0

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2007 - 2010), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior   to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried   forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes To Financial Statements	June 30, 2011

(e) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2010 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $478,477 and $112,108, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Undistributed Ordinary Income	---	$329	---	---
Undistributed Short-Term Capital Gain	---	$148,178		$16,116
Undistributed Long-Term Capital Gain	---	$36,039	---	$75,287
The tax character of distributions paid during the calendar year ended December 31, 2010, were as follows:
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	---	$246,843	---	$389,088
Long-Term Capital Gain	---	$26,180	---	$64,655

(f) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes To Financial Statements	June 30, 2011

The following table summarizes the respective Fund's investments at June 30, 2011, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES (UNAUDITED)
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$52,206,970	$0	$0	$52,206,970
Money Market Funds	$750,241	$0	$0	$750,241
FUND TOTAL	$52,957,211	$0	$0	$52,957,211
Young Investor Fund -
Common Stocks	$8,816,277	$0	$0	$8,816,277
Exchange Traded Funds	$8,925,510	$0	$0	$8,925,510
Money Market Funds	$249,512	$0	$0	$249,512
FUND TOTAL	$17,991,299	$0	$0	$17,991,299
Mid-Cap Equity Fund -
Common Stocks	$4,088,885	$0	$0	$4,088,885
Money Market Funds	$104,922	$0	$0	$104,922
FUND TOTAL	$4,193,807	$0	$0	$4,193,807
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$0	$10,221,798	$0	$10,221,798
Money Market Funds	$93,737	$0	$0	$93,737
FUND TOTAL	$93,737	$10,221,798	$0	$10,315,535

2.  RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc.  For the year ended December 31, 2010, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Orion/Monetta Intermediate Bond Fund	0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping.

Monetta Financial Services, Inc., as of June 30, 2011, owned 3,669 shares or 0.28% of the Young Investor Fund; 2208 shares or 0.55% of the Mid-Cap Equity Fund; 1,988 shares or 0.20% of the Orion/Monetta Intermediate Bond Fund and 1,275 shares or 0.04% of the Monetta Fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC (“FSG”), an affiliate of the Adviser, as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Effective January 1, 2011, FSG entered into a Fund Accounting Services Agreement (the “Jackson Agreement”) with Jackson Fund Services (“Jackson”), a division of Jackson National Asset Management, LLC, pursuant to which FSG retained Jackson to provide sub-accounting services to certain FSG’s clients including Monetta Fund and Monetta Trust. For the sub-accounting services that Jackson will provide, FSG (and not Monetta Fund, Monetta Trust or any of their respective funds) will pay Jackson, in addition to agreed-upon out of pocket costs, an annual fee comprised of (i) a fixed dollar amount for each fund and (ii) an additional amount calculated as a percentage of the cumulative assets under management of all the funds covered by the Jackson Agreement, including the funds of Monetta Fund and Monetta Trust, above $200 million, if applicable.

Notes To Financial Statements	June 30, 2011

3.  SUB-ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim sub-adviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

4.  CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2010 Beginning Shares	3,651,351	124,068	457,500	1,058,236
Shares sold	160,835	1,208,052	453,615	261,712
Shares issued upon dividend reinvestment	0	20,658	0	16,214
Shares redeemed	(356,354)	(222,504)	(76,283)	(305,415)
Net increase (decrease) in shares outstanding	(195,519)	1,006,206	377,332	(27,489)
2011 Beginning Shares	3,455,832	1,130,274	834,832	1,030,747
Shares sold	31,202	661,441	59,179	179,254
Shares issued upon dividend reinvestment	0	0	0	5,087
Shares redeemed	(187,268)	(488,510)	(495,494)	(237,590)
Net increase (decrease) in shares outstanding	(156,066)	172,931	(436,315)	(53,249)
Ending Shares	3,299,766	1,303,205	398,517	977,498

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the period ended June 30, 2011, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$33,360,098	$36,337,701
Monetta Young Investor Fund	9,127,078	6,227,673
Monetta Mid-Cap Equity Fund	9,789,943	14,058,061
Orion/Monetta Intermediate Bond Fund	3,199,363	3,127,880

6.  DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7.  FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statements of Operations.  For the period ended June 30, 2011, fees paid/accrued indirectly were as follows: Monetta Fund, $14,469; Young Investor Fund, $6,402; Mid-Cap Equity Fund, $4,841 and Orion/Monetta Intermediate Bond Fund, $5,178.

8.  SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notes To Financial Statements	June 30, 2011

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund	Six Months Ended 6/30/11 (Unaudited)	2010	2009	2008	2007	2006

Net asset value at beginning of period	$15.862	$12.850	$8.635	$16.469	$12.891	$11.992
Net investment loss	(0.075)	(0.135)	(0.111)	(0.078)	(0.025)	(0.060)
Net realized and unrealized gain (loss) on investments	0.352	3.147	4.326	(7.756)	3.603	0.959
Total from investment operations	0.277	3.012	4.215	(7.834)	3.578	0.899
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$16.139	$15.862	$12.850	$8.635	$16.469	$12.891
Total return	1.77%	23.42%	48.73%	(47.54%)	27.77%	7.51%
Ratios to average net assets:
Expenses - Net	1.56%	1.66%	1.87%	1.66%	1.61%	1.65%
Expenses - Gross (a)	1.61%	1.78%	1.88%	1.67%	1.62%	1.65%
Net investment income loss	(0.46%)	(0.98%)	(1.06%)	(0.60%)	(0.17%)	(0.48%)
Portfolio turnover	62.4%	172.0%	182.3%	157.6%	184.3%	157.9%
Net assets ($ in thousands)	$53,258	$54,817	$46,923	$33,326	$67,709	$56,724

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2011

Financial highlights for the Monetta Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	Six Months Ended 6/30/11 (Unaudited)	2010	2009	2008	2007	12/12/2006(1) to 12/31/2006

Net asset value at beginning of period	$13.192	$10.891	$7.542	$10.402	$9.940	$10.00
Net investment income	0.099	0.082	0.059	0.083	0.074	0.028
Net realized and unrealized gain (loss) on investments	0.544	2.488	3.686	(2.869)	0.442	(0.063)
Total from investment operations	0.643	2.570	3.745	(2.786)	0.516	(0.035)
Less:
Distributions from net investment income	0.000	(0.044)	(0.043)	(0.074)	(0.054)	(0.025)
Distributions from short-term capital gains, net	0.000	(0.199)	(0.353)	0.000	0.000	0.000
Distributions from net realized gains	0.000	(0.026)	0.000	0.000	0.000	0.000
Total distributions	0.000	(0.269)	(0.396)	(0.074)	(0.054)	(0.025)
Net asset value at end of period	$13.835	$13.192	$10.891	$7.542	$10.402	$9.940
Total return	4.93%	23.68%	49.80%	(26.78%)	5.16%	(0.35%)*
Ratios to average net assets:
Expenses - Net	1.00%	1.00%	0.98%	0.99%	1.00%	0.94%**
Expenses - Gross (a)	1.54%	2.11%	8.71%	10.06%	16.58%	14.83%**
Net investment income	0.19%	0.69%	0.65%	0.92%	0.71%	1.22%**
Portfolio turnover	36.0%	75.8%	118.1%	130.2%	24.1%	0.0%
Net assets ($ in thousands)	$18,030	$14,910	$1,351	$589	$618	$347

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(a) Gross expense ratio reflects fees waived/reimbursed, as well as fees paid indirectly. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 1.47% for the six-month period ended June 30, 2011 and was 1.92%, 8.56%, 9.69% and 16.18% for the years ended December 31, 2010, 2009, 2008 and 2007, respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		June 30, 2011
Mid-Cap Equity Fund	Six Months Ended 6/30/11 (Unaudited)	2010	2009	2008	2007	2006

Net asset value at beginning of period	$9.996	$7.532	$4.957	$9.410	$8.356	$7.976
Net investment loss	(0.114)	(0.208)	(0.186)	(0.110)	(0.124)	(0.118)
Net realized and unrealized gain (loss) on investments	0.393	2.672	2.761	(4.343)	1.178	0.498
Total from investment operations	0.279	2.464	2.575	(4.453)	1.054	0.380
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$10.275	$9.996	$7.532	$4.957	$9.410	$8.356
Total return	2.80%	32.80%	51.81%	(47.29%)	12.56%	4.76%
Ratios to average net assets:
Expenses - Net	2.36%	2.74%	3.82%	2.72%	2.14%	2.16%
Expenses - Gross (a)	2.49%	2.96%	3.89%	2.81%	2.19%	2.16%
Net investment loss	(1.04%)	(2.39%)	(3.10%)	(1.49%)	(1.35%)	(1.43%)
Portfolio turnover	129.6%	305.4%	200.1%	191.1%	135.1%	130.5%
Net assets ($ in thousands)	$4,095	$8,345	$3,446	$2,298	$5,904	$6,037

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements			June 30, 2011
Orion/Monetta Intermediate Bond Fund
	Six Months Ended 6/30/11 (Unaudited)	2010	2009	2008	2007	2006

Net asset value at beginning of period	$10.582	$10.329	$9.512	$10.104	$9.911	$9.969
Net investment income	0.176	0.353	0.378	0.398	0.388	0.354
Net realized and unrealized gain (loss) on investments	0.137	0.311	0.912	(0.588)	0.200	(0.007)
Total from investment operations	0.313	0.664	1.290	(0.190)	0.588	0.347
Less:
Distributions from net investment income	(0.168)	(0.353)	(0.346)	(0.402)	(0.395)	(0.361)
Distributions from short-term capital gains, net	0.000	0.000	(0.025)	0.000	0.000	0.000
Distributions from net realized gains	0.000	(0.058)	(0.102)	0.000	0.000	(0.044)
Total distributions	(0.168)	(0.411)	(0.473)	(0.402)	(0.395)	(0.405)
Net asset value at end of period	$10.727	$10.582	$10.329	$9.512	$10.104	$9.911
Total return	3.01%	6.44%	13.78%	(1.89%)	6.02%	3.54%
Ratios to average net assets:
Expenses - Net	1.57%	1.40%	2.06%	1.72%	1.66%	1.45%
Expenses - Gross (a)	1.67%	1.57%	2.13%	1.79%	1.71%	1.45%
Net investment income	1.62%	3.32%	3.74%	4.04%	3.89%	3.57%
Portfolio turnover	30.8%	71.1%	69.8%	79.4%	68.0%	31.9%
Net assets ($ in thousands)	$10,486	$10,907	$10,930	$3,722	$5,504	$7,114

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Directors/Trustees		June 30, 2011
Name (Year of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations	Remuneration Paid Jan. to Jun. 2011
Independent (“disinterested”) Directors/Trustees
John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP/Director of Business & Professional Banking, Webster Bank, since Dec. 2010; Sr. VP SBA & Alternative Lending Feb. 2008 to Dec. 2010, Sr. VP Business Banking, Fifth/Third Bank, from Nov. 2006 through Feb. 2008; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

		Ambassador Funds Trustee since 2010	Monetta Fund - $1,500 Monetta Trust - $1,500
Marlene Z. Hodges (1948) Director and Trustee since 2001

Retired since April 2011; CFO, Asian Human Services, from Feb. 2007 to April 2011; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007.

		Ambassador Funds Trustee since 2010	Monetta Fund - $1,500 Monetta Trust - $1,500
Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant since June 2008; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. VP and COO, RM Acquisition, LLC (d/b/a Rand McNally), from Dec. 2007 through April, 2008; SR. VP & COO, Rand McNally & Co. from July 2003 through Dec. 2007.

		Ambassador Funds Trustee since 2010	Monetta Fund - $1,500 Monetta Trust - $1,500
Brian T. Jeffries (1965) Director and Trustee since 2010	Founder and President of Ambassador Capital Management, LLC since 1998.	Ambassador Funds Trustee since 2010
Inside (“interested”) Directors/Trustees (1)
Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993	Chairman, Chief Executive Officer and President of the Adviser since April 1997, Chairman and Chief Executive Officer from 1996 to 1997, President from 1984 to 1996 and Director since 1984.	Ambassador Funds Trustee since 2010
Officers Who Are Not Directors/Trustees:
Robert J. Bacarella* (1977) Vice President since 2009 Treasurer since 2010

For the Adviser, Vice President, Treasurer, Chief Financial Officer and Director since 2010; Co-Portfolio Manager of the Equity Funds since 2009; Security Analyst from 2008 to 2009. Audit Manager at MidAmerica Bank from 2005 to 2008.

None
Maria Cesario De Nicolo (1949) Chief Compliance Officer since 2004; Chief Financial Officer since 2010; Secretary of Fund since 1998; Secretary of Trust since 1993

For the Adviser: Chief Compliance Officer and Asst. Treasurer since Oct. 2004; Director since 1995; Secretary since 1996.  Ambassador Capital Management, LLC: Chief Compliance Officer from 2004 to 2010. President of Fund Services Group, LLC since 2003.

None
Christina M. Curtis (1962) Assistant Secretary since 1996 Assistant Treasurer since 2010	For the Adviser: Chief Financial Officer and Treasurer from 2004 to 2010; Assistant Secretary since 1996; Treasurer of Fund Services Group, LLC since July 2003.	None

(1)  Directors and Trustees who are Employers of the Adviser receive no compensation from the Fund or the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Except for Mr. Jeffries, all of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the three funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta

    Trust's principal executive officer and principal financial officer,

    regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Semi-Annual Report to Shareholders presented in

    Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Not applicable during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling

        1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment management companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Semi-Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and

Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the

Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported,

within the time periods specified in the rules and forms adopted by the U.S.

Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over

Financial reporting (as defined in Rule 30a-3(d) under the Investment Company

Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect,

the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)

  EX-99.CODE ETH - Code of Ethics, not applicable per Item 2(c)

 (a)(2)       EX-99.CERT - Section 302 Certification, is filed herewith

              EX-99.906 CERT - Section 906 Certification, is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Maria De Nicolo, Principal Financial Officer

DATE        September 1, 2011